UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2020

CERBERUS CYBER SENTINEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56059	83-4210278
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation	Number)	Identification No.)

7333 E. Doubletree Ranch Road, Suite D270, Scottsdale, Arizona 85258

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 16, 2020, Cerberus Cyber Sentinel Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Alpine Merger Sub, LLC (“Merger Sub”), Alpine Security, LLC (“Alpine”) and Christian Espinosa, the sole member of Alpine (“Espinosa”). Pursuant to the Merger Agreement, Merger Sub merged with and into Alpine. As a result of the Merger, the separate existence of Merger Sub ceased to exist and Alpine survived the Merger as a wholly owned subsidiary of the Company. All units representing membership interests of Alpine issued and outstanding were converted into 900,000 shares of the common stock, par value $0.00001, of the Company.

Alpine provides tailored cybersecurity solutions that meet clients’ objectives and reduce cyberattack risk. Alpine’s flagship services include CISO-as-a-Service, Penetration Testing, and Private Cybersecurity Training. Alpine has broad experience and capabilities and focus on the following areas: cybersecurity assessment and testing for medical device manufacturers, healthcare cybersecurity, and private certification training, such as CEH, CISSP, and Security+. Alpine is based in O’Fallon, Illinois.

The foregoing description does not purport to describe all of the terms and provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The shares of the Company’s common stock issued to the equity holder of Alpine described under Items 1.01 and 2.01 above were not registered under the Securities Act of 1933, as amended, in reliance upon an exemption from registration under Section 4(a)(2) thereof.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Agreement and Plan of Merger by and among Cerberus Cyber Sentinel Corporation, Alpine Merger Sub, LLC, Alpine Security, LLC and Christian Espinosa dated December 16, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS CYBER SENTINEL CORPORATION

By:	/s/ David G. Jemmett
David G. Jemmett
Chief Executive Officer (Principal Executive and Principal Accounting Officer)

December 21, 2020

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